UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21098

LMP Real Estate Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

ITEM 1.             REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2010

Semi-Annual Report

LMP Real Estate Income Fund Inc.
(RIT)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	LMP Real Estate Income Fund Inc.

Fund objectives

The Fund’s primary investment objective is high current income and the Fund’s secondary investment objective is capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	5

Statement of operations	6

Statements of changes in net assets	7

Statement of cash flows	8

Financial highlights	9

Notes to financial statements	10

Additional shareholder information	17

Dividend reinvestment plan	18

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of LMP Real Estate Income Fund Inc. for the six-month reporting period ended June 30, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

• Fund prices and performance,

• Market insights and commentaries from our portfolio managers, and

• A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 30, 2010

LMP Real Estate Income Fund Inc.	III

Investment commentary

Economic review

While the overall U.S. economy continued to expand over the six months ended June 30, 2010, several economic data points weakened toward the end of the reporting period. This, in combination with sovereign debt woes in Europe, caused investor sentiment to turn negative and had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 1.6%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.0%. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s higher growth rate. While the recovery continued during the first half of 2010, it did so at a more modest pace, as GDP growth was 3.7% during the first quarter of 2010 and an estimated 2.4% during the second quarter. The slower pace of growth in the second quarter was due, in part, to slower consumer spending, which rose an annualized 1.6% during the quarter, versus a 1.9% gain over the first three months of the year.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). While June 2010’s PMI reading of 56.2 was lower than May’s reading of 59.7, manufacturing has now expanded eleven consecutive months according to PMI data. The manufacturing sector’s growth remained fairly broad-based with thirteen of the eighteen industries tracked by the Institute for Supply Management expanding during June.

After experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that total, however, were 700,000 temporary government jobs tied to the 2010 Census. In June, 225,000 of these temporary positions were eliminated, offsetting private sector growth and resulting in a net loss of 125,000 jobs for the month. However, the unemployment rate fell to 9.5% in June, versus 9.7% and 9.9% in May and April, respectively.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% and 5.1% in May and June, respectively. In addition, the inventory of unsold homes increased 2.5% to 3.99 million in June. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 1.3% in May. This marked the second straight monthly increase following six consecutive months of declining prices.

Financial market overview

During the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by the stock market. However, the market experienced a sharp sell-off during the second half of the reporting period, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities.

Given certain pockets of weakness in the economy, including elevated unemployment in the U.S., the Federal Reserve Board (“Fed”)iv remained cautious. At its meeting in June 2010, the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed took several steps in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for

IV	LMP Real Estate Income Fund Inc.

Investment commentary (cont’d)

temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. However, the Fed left the door open for future stimulus measures if needed. In the minutes of its June meeting that were released on July 14th (after the reporting period ended), the Fed said, “In addition to continuing to develop and test instruments to exit from the period of unusually accommodative monetary policy, the Committee would need to consider whether further policy stimulus might become appropriate if the outlook were to worsen appreciably.”

Equity market review

After a solid start, the equity market, as measured by the S&P 500 Indexvi (the “Index”), fell sharply in May and June. This sell-off dragged the Index down into negative territory for the six months ended June 30, 2010. Looking back, after a brief setback in January 2010, the Index rose during the next three months of 2010 — advancing a total of 11.05%. There were a number of factors contributing to the stock market’s ascent, including improving economic conditions, strong investor demand and the accommodative monetary policy by the Fed.

However, robust investor appetite was replaced with heightened risk aversion in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. After reaching a nineteen-month high on April 23, 2010, the market fell into “correction territory” in May, as it plunged more than 10%. This marked the first correction since November 2007. All told, the Index returned -6.65% over the six months ended June 30, 2010. While the Index on June 30, 2010 was more than 50% higher than its twelve-year low on March 9, 2009, it declined approximately 15% from its high on April 23, 2010.

The market’s weakness was broad-based, as virtually every major index fell into negative territory for the reporting period. Looking at the U.S. stock market more closely, small-cap stocks generated the best relative returns, with the Russell 2000 Indexvii returning -1.95% for the six-month reporting period. In contrast, the Russell Midcap Indexviii and the large-cap Russell 1000 Indexix returned -2.06% and -6.40%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned -7.25% and -4.83%, respectively.

Performance review

For the six months ended June 30, 2010, LMP Real Estate Income Fund Inc. returned 8.09% based on its net asset value (“NAV”)xii and 6.72% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the MSCI U.S. REIT Indexxiii, returned 5.70% for the same period. The Lipper Real Estate Closed-End Funds Category Averagexiv returned 2.34% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.36 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2010 (unaudited)

Price Per Share	6-Month Total Return*
$9.31 (NAV)	8.09%
$8.24 (Market Price)	6.72%

All figures represent past performance and are not a guarantee of future results.

*       Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Looking for additional information?

The Fund is traded under the symbol “RIT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XRITX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

LMP Real Estate Income Fund Inc.	V

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 30, 2010

RISKS: Funds that invest in securities related to the real estate industry are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. In addition, investment in funds that concentrate their investments in one sector or industry may involve greater risk than more broadly diversified funds. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv           The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v              The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi           The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii        The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii     The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

ix            The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

x               The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi            The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xii         Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xiii      The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe.

xiv       Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 16 funds in the Fund’s Lipper category.

LMP Real Estate Income Fund Inc. 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) As a percent of total investments

†        The bar graph above represents the composition of the Fund’s investments as of June 30, 2010 and December 31, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	LMP Real Estate Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2010

LMP Real Estate Income Fund Inc.

Security	Shares	Value
Common Stocks — 59.3%
Apartments — 7.6%
American Campus Communities Inc.	80,000	$2,183,200
Camden Property Trust	117,300	4,791,705
Equity Residential	51,000	2,123,640
UDR Inc.	107,000	2,046,910
Total Apartments		11,145,455
Diversified — 0.9%
Dundee Real Estate Investment Trust	59,700	1,371,157
Health Care — 10.2%
HCP Inc.	160,000	5,160,000
Nationwide Health Properties Inc.	90,300	3,230,031
OMEGA Healthcare Investors Inc.	235,000	4,683,550
Senior Housing Properties Trust	90,000	1,809,900
Total Health Care		14,883,481
Industrial — 5.0%
DCT Industrial Trust Inc.	375,000	1,695,000
First Potomac Realty Trust	390,000	5,604,300
Total Industrial		7,299,300
Industrial/Office - Mixed — 2.4%
Liberty Property Trust	120,000	3,462,000
Lodging/Resorts — 1.0%
Hospitality Properties Trust	70,000	1,477,000
Office — 10.4%
BioMed Realty Trust Inc.	111,500	1,794,035
Highwoods Properties Inc.	60,400	1,676,704
HRPT Properties Trust	450,000	2,794,500
Kilroy Realty Corp.	163,400	4,857,882
Mack-Cali Realty Corp.	138,400	4,114,632
Total Office		15,237,753
Regional Malls — 4.4%
Macerich Co.	170,000	6,344,400
Retail - Free Standing — 7.7%
Getty Realty Corp.	175,000	3,921,750
National Retail Properties Inc.	220,000	4,716,800
Realty Income Corp.	83,000	2,517,390
Total Retail - Free Standing		11,155,940
Shopping Centers — 6.3%
Kimco Realty Corp.	90,000	1,209,600
Kite Realty Group Trust	397,900	1,663,222
Primaris Retail Real Estate Investment Trust	225,000	3,690,292
Regency Centers Corp.	75,000	2,580,000
Total Shopping Centers		9,143,114
Specialty — 3.4%
Entertainment Properties Trust	130,800	4,979,556
Total Common Stocks (Cost — $79,531,917)		86,499,156

See Notes to Financial Statements

LMP Real Estate Income Fund Inc. 2010 Semi-Annual Report	3

LMP Real Estate Income Fund Inc.

Security	Rate	Shares	Value
Preferred Stocks — 40.5%
Apartments — 3.2%
Apartment Investment & Management Co., Cumulative, Series U	7.750%	$70,000	$1,612,800
Apartment Investment & Management Co., Cumulative, Series Y	7.875%	70,000	1,650,600
BRE Properties Inc., Cumulative Redeemable, Series C	6.750%	60,000	1,383,000
Total Apartments			4,646,400
Diversified — 7.8%
Duke Realty Corp., Cumulative Redeemable, Series M	6.950%	175,000	3,785,250
LBA Realty Fund LP, Cumulative Redeemable	8.750%	90,000	2,565,000	(a)
PS Business Parks Inc., Cumulative Redeemable, Series M	7.200%	75,000	1,767,000
PS Business Parks Inc., Cumulative Redeemable, Series O	7.375%	45,000	1,093,950
Vornado Realty Trust, Cumulative Redeemable, Series G	6.625%	100,000	2,132,000
Total Diversified			11,343,200
Health Care — 2.5%
HCP Inc., Cumulative Redeemable, Series F	7.100%	100,000	2,298,000
OMEGA Healthcare Investors Inc., Cumulative Redeemable, Series D	8.375%	55,000	1,417,900
Total Health Care			3,715,900
Lodging/Resorts — 4.9%
Hospitality Properties Trust, Cumulative Redeemable, Series B	8.875%	71,100	1,779,633
LaSalle Hotel Properties, Cumulative Redeemable, Series G	7.250%	52,900	1,159,171
Strategic Hotels Capital Inc., Cumulative Redeemable, Series B	8.250%	94,300	1,821,169
Sunstone Hotel Investors Inc., Cumulative Redeemable, Series A	8.000%	100,100	2,363,611
Total Lodging/Resorts			7,123,584
Office — 4.5%
BioMed Realty Trust Inc., Cumulative Redeemable, Series A	7.375%	130,000	3,172,000
Brandywine Realty Trust, Cumulative Redeemable, Series D	7.375%	46,400	1,081,120
CommonWealth REIT, Cumulative Redeemable, Series B	8.750%	51,183	1,290,323
Corporate Office Properties Trust, Cumulative Redeemable, Series J	7.625%	40,000	968,000
Total Office			6,511,443
Regional Malls — 2.4%
Glimcher Realty Trust, Cumulative Redeemable, Series F	8.750%	85,000	1,913,350
Taubman Centers Inc., Cumulative Redeemable, Series H	7.625%	70,000	1,669,675
Total Regional Malls			3,583,025
Retail — Free Standing — 2.5%
National Retail Properties Inc., Cumulative Redeemable, Series C	7.375%	85,000	2,027,463
Realty Income Corp., Cumulative Redeemable, Series E	6.750%	70,000	1,680,700
Total Retail - Free Standing			3,708,163
Shopping Centers — 9.3%
Cedar Shopping Centers Inc., Cumulative Redeemable, Series A	8.875%	50,000	1,235,500
Developers Diversified Realty Corp., Cumulative Redeemable, Class G	8.000%	13,300	302,974
Kimco Realty Corp., Cumulative Redeemable, Series G	7.750%	209,100	5,317,413
Urstadt Biddle Properties Inc., Cumulative, Series C	8.500%	63,800	6,665,505
Total Shopping Centers			13,521,392

See Notes to Financial Statements

4	LMP Real Estate Income Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2010

LMP Real Estate Income Fund Inc.

Security	Rate		Shares	Value
Storage — 3.4%
Public Storage Inc., Cumulative Redeemable, Series L	6.750%		200,000	$ 4,902,000
Total Preferred Stocks (Cost — $63,530,710)				59,055,107
Total Investments before Short-Term Investment (Cost — $143,062,627)				145,554,263

		Maturity Date	Face Amount
Short-Term Investment — 0.2%
Repurchase Agreement — 0.2%
Interest in $31,227,000 joint tri-party repurchase agreement dated 6/30/10 with Barclays Capital Inc.; Proceeds at maturity — $325,000; (Fully collateralized by U.S. government obligations, 6.000% due 2/15/26; Market value — $331,501) (Cost - $325,000)	0.010%	7/1/10	$325,000	325,000
Total Investments — 100.0% (Cost — $143,387,627#)				$145,879,263

(a)    Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#       Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

REIT — Real Estate Investment Trust

See Notes to Financial Statements

LMP Real Estate Income Fund Inc. 2010 Semi-Annual Report	5

Statement of assets and liabilities (unaudited)

June 30, 2010

Assets:
Investments, at value (Cost - $143,387,627)	$145,879,263
Cash	67
Dividends and interest receivable	904,915
Cash deposits with brokers for swap contracts	823,345
Prepaid expenses	11,478
Total Assets	147,619,068

Liabilities:
Loan payable (Note 5)	40,000,000
Unrealized depreciation on swaps	793,532
Interest payable (Note 5)	121,225
Investment management fee payable	111,212
Interest payable for open swap contracts	21,657
Directors’ fees payable	5,735
Accrued expenses	159,397
Total Liabilities	41,212,758
Total Net Assets	$106,406,310

Net Assets:
Par value ($0.001 par value; 11,431,201 shares issued and outstanding; 100,000,000 shares authorized)	$ 11,431
Paid-in capital in excess of par value	139,979,893
Overdistributed net investment income	(1,250,556)
Accumulated net realized loss on investments, REIT distributions, swap contracts and foreign currency transactions	(34,031,804)
Net unrealized appreciation on investments, swap contracts and foreign currencies	1,697,346
Total Net Assets	$106,406,310

Shares Outstanding	11,431,201

Net Asset Value	$9.31

See Notes to Financial Statements

6	LMP Real Estate Income Fund Inc. 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Six months ended June 30, 2010

Investment Income:
Dividends	$3,539,724
Interest	551
Less: Foreign taxes withheld	(25,094)
Total Investment Income	3,515,181

Expenses:
Investment management fee (Note 2)	649,517
Interest expense (Note 5)	291,234
Transfer agent fees	60,066
Legal fees	55,020
Commitment fees (Note 5)	38,572
Audit and tax	26,569
Directors’ fees	14,166
Shareholder reports	13,026
Stock exchange listing fees	10,386
Custody fees	5,052
Insurance	1,414
Miscellaneous expenses	3,922
Total Expenses	1,168,944
Net Investment Income	2,346,237

Realized and Unrealized Gain (Loss) on Investments, REIT Distributions, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	44,018
REIT distributions	571,742
Swap contracts	(314,895)
Foreign currency transactions	(4,443)
Net Realized Gain	296,422
Change in Net Unrealized Appreciation/Depreciation From:
Investments	5,699,363
Swap contracts	(504,890)
Foreign currencies	(689)
Change in Net Unrealized Appreciation/Depreciation	5,193,784
Net Gain on Investments, REIT Distributions, Swap Contracts and Foreign Currency Transactions	5,490,206
Increase in Net Assets From Operations	$7,836,443

See Notes to Financial Statements

LMP Real Estate Income Fund Inc. 2010 Semi-Annual Report	7

Statements of changes in net assets

For the six months ended June 30, 2010 (unaudited) and the year ended December 31, 2009	2010	2009

Operations:
Net investment income	$2,346,237	$5,131,764
Net realized gain/(loss)	296,422	(23,289,796)
Change in net unrealized appreciation/depreciation	5,193,784	57,568,950
Increase in Net Assets From Operations	7,836,443	39,410,918

Distributions to Shareholders From (Note 1):
Net investment income	(4,115,233)	(5,005,137)
Return of capital	—	(5,686,906)
Decrease in Net Assets From Distributions to Shareholders	(4,115,233)	(10,692,043)

Fund Share Transactions:
Proceeds from shares issued on reinvestments of distributions (0 and 85,193 shares issued, respectively)	—	628,877
Increase in Net Assets From Fund Share Transactions	—	628,877
Increase in Net Assets	3,721,210	29,347,752

Net Assets:
Beginning of period	102,685,100	73,337,348
End of period*	$106,406,310	$102,685,100
* Includes (overdistributed) and undistributed net investment income, respectively, of:	$(1,250,556)	$518,440

See Notes to Financial Statements

8	LMP Real Estate Income Fund Inc. 2010 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six months ended June 30, 2010

Cash Flows Provided (Used) by Operating Activities:
Dividends and interest received	$ 4,732,299
Operating expenses paid	(853,404)
Interest paid	(274,183)
Net sales and maturities of short-term investments	485,000
Realized loss on swap contracts	(314,895)
Realized loss on foreign currency transactions	(4,443)
Net change in unrealized depreciation on foreign currencies	(689)
Purchases of long-term investments	(13,643,193)
Proceeds from disposition of long-term investments	7,990,512
Change in payable on swap contracts	(1,876)
Net Cash Used By Operating Activities	(1,884,872)

Cash Flows Provided (Used) by Financing Activities:
Cash distributions paid on Common Stock	(4,115,233)
Proceeds from loan	6,000,000
Net Cash Provided By Financing Activities	1,884,767
Net Decrease in Cash	(105)
Cash, Beginning of year	172
Cash, End of year	$ 67

Reconciliation of Increase in Net Assets from Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in Net Assets From Operations	$ 7,836,443
Increase in investments, at value	(10,266,789)
Decrease in swaps, at value	504,890
Increase in dividends and interest receivable	1,103
Increase in swap contracts payable	(1,876)
Increase in prepaid expenses	(9,748)
Increase in interest payable	17,051
Increase in accrued expenses	34,054
Total Adjustments	(9,721,315)
Net Cash Flows Used by Operating Activities	$ (1,884,872)

See Notes to Financial Statements

LMP Real Estate Income Fund Inc. 2010 Semi-Annual Report	9

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2010[1]	2009	2008	2007	2006	2005

Net asset value, beginning of period[2]	$8.98	$6.46	$16.04	$24.53	$20.58	$21.05

Income (loss) from operations:
Net investment income	0.21	0.45	0.90	1.13	0.99	0.89
Net realized and unrealized gain (loss)	0.48	3.01	(8.10)	(7.04)	5.92	0.63
Distributions paid to taxable auction rate preferred stockholders	—	—	(0.21)	(0.46)	(0.42)	(0.24)
Total income (loss) from operations	0.69	3.46	(7.41)	(6.37)	6.49	1.28
Underwriting commissions and offering expenses for the issuance of taxable auction rate preferred stock	—	—	—	—	—	(0.04)

Less distributions paid to common stock shareholders from:
Net investment income	(0.36)	(0.44)	(0.71)	(0.97)	(0.92)	(0.77)
Net realized gains	—	—	(0.48)	(1.15)	(1.62)	(0.94)
Return of capital	—	(0.50)	(0.98)	—	—	—
Total distributions	(0.36)	(0.94)	(2.17)	(2.12)	(2.54)	(1.71)

Net asset value, end of period	$9.31	$8.98	$6.46	$16.04	$24.53	$20.58

Market price, end of period	$8.24	$8.05	$4.79	$14.52	$21.64	$18.62
Total return, based on NAV[3,4]	8.09%	63.57%	(49.80)%	(27.44)%	34.39%	7.35%
Total return, based on Market Price[4]	6.72%	97.75%	(58.88)%	(25.54)%	31.04%	10.69%

Net assets, end of period (millions)	$106	$103	$73	$180	$272	$228

Ratios to average net assets:[5]
Gross expenses	2.16%[6]	2.48%	2.27%	1.55%	1.57%[7]	1.49%
Gross expenses, excluding interest expense	1.63 [6,8]	1.99 [8]	1.89 [8]	1.55	1.57 [7]	1.49
Net expenses[9]	2.16 [6]	2.42 [10,11]	2.01 [10,11]	1.17 [10,11]	1.09 [7,10,11]	1.06 [10,11]
Net expenses, excluding interest expense	1.63 [6,8]	1.92 [8,10,11]	1.63 [8,10,11]	1.17 [10,11]	1.09 [7,10,11]	1.06 [10,11]
Net investment income	4.35 [6]	6.76	6.83	5.18	4.31	4.27

Portfolio turnover rate	6%	19%	14%	13%	18%	12%

Taxable auction rate preferred stock:[12]
Total amount outstanding (000s)	—	—	—	$95,000	$95,000	$95,000
Asset coverage	—	—	—	72,306	96,459	84,957
Involuntary liquidating preference per share[13]	—	—	—	25,000	25,000	25,000

Supplemental data:
Loans Outstanding, End of Period (000s)	$40,000	$34,000	$27,600	—	—	—
Asset Coverage for Loan Outstanding	366%	402%	366%	—	—	—
Weighted Average Loan (000s)	$36,641	$27,499	$46,502 [14]	—	—	—
Weighted Average Interest Rate on Loans	1.60%	1.38%	3.43%	—	—	—

1	For the six months ended June 30, 2010 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
4

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
6	Annualized.
7

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.49% and 1.05%, respectively.

8	Ratio includes commitment fees incurred on the line of credit.
9	The impact of compensating balance arrangements, if any, was less than 0.01%.
10	Reflects fee waivers and/or expense reimbursements.
11

LMPFA has contractually agreed to waive a portion of its management fee in the amount of 0.32% of the Fund’s average daily managed assets from inception through July 31, 2007, 0.20% of the Fund’s average daily Managed Assets for the 12-month period ended July 31, 2008, and 0.10% of the Fund’s average daily Managed Assets for the 12-month period ended July 31, 2009. The waiver was eliminated August 1, 2009.

12

On September 30, 2002 and July 18, 2005, the Fund issued 2,600 and 1,200 shares, respectively, of Taxable Auction Rate Cumulative Preferred Stock at $25,000 per share. On August 26, 2008, the Fund fully redeemed the 3,800 shares of Taxable Auction Rate Cumulative Preferred Stock.

13	Excludes accrued interest or accumulated undeclared distributions.
14	For the period August 26 through December 31, 2008.

See Notes to Financial Statements

10	LMP Real Estate Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

LMP Real Estate Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income and the Fund’s secondary objective is capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•             Level 1 – quoted prices in active markets for identical investments

•             Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cashflow to a single present amount.

LMP Real Estate Income Fund Inc. 2010 Semi-Annual Report	11

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$ 86,499,156	—	—	$ 86,499,156
Preferred stocks:
Diversified	8,778,200	$ 2,565,000	—	11,343,200
Lodging/resorts	1,779,633	5,343,951		7,123,584
Regional malls	1,913,350	1,669,675		3,583,025
Retail-free standing	1,680,700	2,027,463		3,708,163
Other preferred stocks	33,297,135	—	—	33,297,135
Total long-term investments	$133,948,174	$11,606,089	—	$145,554,263
Short-term investment†	—	325,000	—	325,000
Total investments	$133,948,174	$11,931,089	—	$145,879,263
Other financial instruments:
Interest rate swaps	—	(793,532)	—	(793,532)
Total	$133,948,174	$11,137,557	—	$145,085,731

†  See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as

12	LMP Real Estate Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

Interest rate swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Concentration risk. The Fund invests in securities related to the real estate industry and is subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage- related risks.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer

LMP Real Estate Income Fund Inc. 2010 Semi-Annual Report	13

defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of common stock. The Fund’s policy is to pass through to its shareholders substantially all Real Estate Investment Trust (“REIT”) distributions and other income it receives, less operating expenses. The character of REIT distributions received from portfolio securities held by the Fund is generally comprised of investment income, long-term capital gains, and return of capital. The Fund reclassifies amounts within the Statement of Operations primarily based on information provided by REITs after the Fund’s fiscal year end. In those instances where such information is not available, the Fund estimates the amounts based on amounts reported by the REITs in the prior year. After all remaining REITs report the actual character of distributions paid during the year, the Fund adjusts estimates previously recorded to actual. The character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on these reclassifications.

Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which may be adjusted from time to time by the Fund’s Board of Directors. Under Fund’s Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination could have an adverse effect on the market price for Fund’s shares.

(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income, net realized gains and return of capital, if any, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

14	LMP Real Estate Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and AEW Capital Management, L.P. (“AEW”) is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.90% of the Fund’s average daily net assets plus assets attributable to any borrowings used for leverage (“Managed Assets”).

LMPFA delegates to AEW the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays AEW a fee at an annual rate equal to 50% of the management fee paid by the Fund to LMPFA, net of waivers.

During periods in which the Fund is utilizing leverage, the fees which are payable to LMPFA as a percentage of the Fund’s net assets will be higher then if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s net assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$13,643,193
Sales	7,990,512

At June 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,392,978
Gross unrealized depreciation	(10,901,342)
Net unrealized appreciation	$2,491,636

At June 30, 2010, the Fund had the following open swap contracts:

INTEREST RATE SWAPS

Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund‡	Periodic Payments Received by the Fund‡	Upfront Premiums Paid/ (Received)	Unrealized (Depreciation)
Wachovia Bank, N.A.	$ 5,000,000	12/5/10	3.840%	1-Month LIBOR	—	$ (74,978)
Wachovia Bank, N.A.	5,000,000	7/22/12	4.500%	1-Month LIBOR	—	(379,632)
Wachovia Bank, N.A.	5,000,000	11/25/14	2.395%	1-Month LIBOR	—	(148,774)
Wachovia Bank, N.A.	5,000,000	11/25/16	2.915%	1-Month LIBOR	—	(190,148)
Total	$20,000,000				—	$(793,532)

‡  Percentage shown is an annual percentage rate.

LMP Real Estate Income Fund Inc. 2010 Semi-Annual Report	15

4. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2010.

LIABILITY DERIVATIVES[1]

Interest Rate Contracts Risk
Swap Contracts	$793,532

1         Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

Interest Rate Contracts Risk
Swap Contracts	$(314,895)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

Interest Rate Contracts Risk
Swap Contracts	$(504,890)

During the six months ended June 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Notional Balance
Interest rate swap contracts	$20,000,000

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Line of Credit

The Fund has a revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $75,000,000. Unless renewed, this agreement terminates on December 15, 2010. For the period January 1, 2010 through August 16, 2010, the Fund paid a quarterly facility fee at an annual rate of 0.20%, on the unutilized portion of the loan. Effective August 17, 2010 the Fund pays a quarterly facility fee at an annual rate of 0.15%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the six months ended June 30, 2010 was $291,234. For the six months ended June 30, 2010, the Fund incurred a commitment fee in

16	LMP Real Estate Income Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

the amount of $38,572. For the six months ended June 30, 2010 the Fund had an average daily loan balance outstanding of $36.6 million and the weighted average interest rate was 1.60%. At June 30, 2010 the Fund had $40,000,000 of borrowings outstanding per this credit agreement.

6. Distributions Subsequent to June 30, 2010

On August 12, 2010, the Fund’s Board of Directors declared three distributions, each in the amount of $0.06 per share payable on October 29, 2010, November 26, 2010 and December 30, 2010 to shareholders of record on October 22, 2010, November 19, 2010 and December 23, 2010, respectively.

On May 17, 2010, the Fund’s Board of Directors declared three distributions, each in the amount of $0.06 per share, payable on July 30, 2010, August 27, 2010 and September 24, 2010 to shareholders of record on July 23, 2010, August 20, 2010 and September 17, 2010, respectively.

7. Capital Loss Carryforward

At December 31, 2009, the Fund had a net capital loss carryforward of approximately $33,863,688, all of which expires in 2017. This amount will be available to offset any future taxable capital gains.

LMP Real Estate Income Fund Inc.	17

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of LMP Real Estate Income Fund Inc. was held on April 30, 2010, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominee	Votes For	Votes Withheld
Carol L. Colman	9,048,586	359,282
Leslie H. Gelb	8,960,357	447,511
R. Jay Gerken	9,118,418	289,450

At June 30, 2010, in addition to Carol L. Colman, Leslie H. Gelb and R. Jay Gerken, the other Directors of the Fund were as follows:

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

18	LMP Real Estate Income Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in Common Shares or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in Common Shares. When the market price of the Common Shares is equal to or exceeds 98% of the net asset value per share of the Common Shares on the Determination Date (as defined below), Plan participants will be issued Common Shares valued at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Determination Date or (b) 95% of the market price per share of the common stock on the Determination Date. The Determination Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the Determination Date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the Determination Date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders, except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the Determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the Determination date or (b) 95% of the then current market price per share. You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038, by logging onto your account and following the directions at www.Investpower.com or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Shares in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to Common Shares issued directly by the Fund

LMP Real Estate Income Fund Inc.	19

as a result of dividends or capital gains distributions payable either in Common Shares or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage commissions actually incurred for this transaction from the proceeds. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, by logging onto your account and following the directions at www.Investpower.com or by telephone at 1-877-366-6441.

LMP Real Estate Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken, CFA

Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken, CFA

President and Chief Executive Officer

Kaprel Ozsolak

Chief Financial Officer

Ted P. Becker

Chief Compliance Officer

John Chiota

Identity Theft Protection Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeann M. Kelly

Senior Vice President

LMP Real Estate Income Fund Inc.

55 Water Street

New York, NY 10041

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

AEW Capital Management, L.P.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

RIT

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•             Information we receive from you on applications and forms, via the telephone, and through our websites;

•             Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•             Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

LMP Real Estate Income Fund Inc.

LMP Real Estate Income Fund Inc.

55 Water Street

New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Real Estate Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

FD02814 8/10 SR10-1148

ITEM 2.                  CODE OF ETHICS.

Not applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)          The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)          There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Real Estate Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Real Estate Income Fund Inc.

Date:	August 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Real Estate Income Fund Inc.

Date:	August 31, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Real Estate Income Fund Inc.

Date:	August 31, 2010